                                                                  Exhibit 32.1




                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the annual report of The Jones Financial Companies, L.L.L.P. on Form 10-K for the year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Weddle, Chief Executive Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                       /s/  James D. Weddle
                                       ----------------------------------------
                                       Chief Executive Officer
                                       The Jones Financial Companies, L.L.L.P.
                                       March 28, 2008